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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 28, 2004

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission File Number)	06-1047163 (IRS Employer Identification Number)

500 Kendall Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (617) 252-7500

Item 5. Other Events.

        As reported on our current report on Form 8-K dated February 26, 2004 (filed February 27, 2004), on February 26, 2004 we and two of our wholly-owned subsidiaries, GLBC Corp. and GLBC LLC, entered into an Agreement and Plan of Merger with ILEX Oncology, Inc., or ILEX, pursuant to which the parties plan to effect a business combination through an initial merger of GLBC Corp. with and into ILEX, and a subsequent merger of ILEX with and into GLBC LLC. As a result of this transaction, ILEX is expected to become a wholly-owned subsidiary of Genzyme. Consummation of the merger is subject to the satisfaction of customary closing conditions. If all these conditions are not satisfied or waived, the merger will not be completed.

        We are filing this report to include the unaudited, pro forma combined financial information which describes the pro forma effect of our proposed transaction with ILEX on our statements of operations for the year ended December 31, 2003 and the three months ended March 31, 2004, as if the transaction had occurred on January 1, 2003, and our balance sheet as of March 31, 2004, as if the transaction had occurred on this date.

        As reported on our current report on Form 8-K dated May 28, 2004 (filed May 28, 2004), we amended our charter and now have only one authorized series of common stock. In connection with the amendment of our charter, we entered into a supplemental indenture with respect to our 1.25% notes in order to reflect that the shares of capital stock into which those notes may become convertible are referred to now as "common stock." That supplemental indenture is an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c)
Exhibits:

4.1	First Supplemental Indenture, dated as of May 28, 2004, to Indenture relating to our 1.25% Senior Convertible Notes, dated as of December 9, 2003, between Genzyme and U.S. Bank National Association, as Trustee. Filed herewith.
99.1	Unaudited, pro forma combined financial information which describes the pro forma effect of our proposed transaction with ILEX on our statements of operations for the year ended December 31, 2003 and the three months ended March 31, 2004, as if the transaction had occurred on January 1, 2003, and our balance sheet as of March 31, 2004, as if the transaction had occurred on this date. Filed herewith.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Executive Vice President, Finance, Chief Financial Officer, and Chief Accounting Officer

DATE: June 18, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
4.1	First Supplemental Indenture, dated as of May 28, 2004, to Indenture relating to our 1.25% Senior Convertible Notes, dated as of December 9, 2003, between Genzyme and U.S. Bank National Association, as Trustee. Filed herewith.
99.1	Unaudited, pro forma combined financial information which describes the pro forma effect of our proposed transaction with ILEX on our statements of operations for the year ended December 31, 2003 and the three months ended March 31, 2004, as if the transaction had occurred on January 1, 2003, and our balance sheet as of March 31, 2004, as if the transaction had occurred on this date. Filed herewith.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.
SIGNATURE
EXHIBIT INDEX